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                                                                   EXHIBIT 10.54



                               SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of September 23, 2002 (this "Amendment"), is entered into among ATRIUM FUNDING CORP., a Delaware corporation, as seller (the "Seller"), ATRIUM COMPANIES, INC., a Delaware corporation, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), FAIRWAY FINANCE CORPORATION, a Delaware corporation (the "Purchaser"), and BMO NESBITT BURNS CORP., a Delaware corporation as agent for the Purchaser (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                   BACKGROUND

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to that certain Receivables Purchase Agreement, dated as of July 31, 2001, as amended by the First Amendment to Receivables Purchase Agreement, dated as of July 30, 2002 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Dilution. Section 1.4(e)(i) is hereby deleted in its entirety and replaced therewith by:

         (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any discount or other adjustment (other than for volume discounts or advertising allowances) made by the Seller, any Originator or Servicer, or any setoff or dispute between the Seller, any Originator or the Servicer and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

         SECTION 3. Concentration Percentage. The definition of "Concentration Percentage" is hereby deleted in its entirety and replaced therewith by:

         "Concentration Percentage" means: (a) for any other Group A Obligor, 8%, (b) for any Group B Obligor, 6%, (c) for any Group C Obligor, 4%, (d) for any Group D Obligor, 2%, and (e) for any Special Obligor, as stated in Exhibit VI hereto..




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         SECTION 4. Dilution Horizon. The definition of "Dilution Horizon" is hereby deleted in its entirety and replaced therewith by:

         "Dilution Horizon" means, for any calendar month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing
(a) the sum of (i) the aggregate credit sales made by the Originators during the month that is one calendar month prior to the calendar month ending on such date plus (ii) 50% of the aggregate credit sales made by the Originators during the month that is two months prior to the calendar month ending on such date by (b) the Net Receivable Pool Balance on such day.

         SECTION 5. Dilution Ratio. The definition of "Dilution Ratio" is hereby deleted in its entirety and replaced therewith by:

         "Dilution Ratio" means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments owed or deemed received by the Seller pursuant to Section 1.4(e)(i) of the Agreement during such calendar month by (b) the aggregate credit sales made by the Originators during the month that is one calendar month prior to the calendar month ending on such date.

         SECTION 6. Eligible Receivables. Clause (iii) of the definition of "Eligible Receivables" is hereby deleted in its entirety and replaced therewith by:

         (iii) which have a stated maturity and which stated maturity is not more than 30 days after the date on which such Receivable was invoiced; provided, however, that if such Receivable has a maturity date that is between 31 and 60 days after the date on which such Receivable was invoiced, the aggregate Outstanding Balance of all such Eligible Receivables when added to the aggregate Outstanding Balance of all other otherwise Eligible Receivables with stated maturities of not more than 31 - 60 days, does not exceed 30% of all otherwise Eligible Receivables;

         SECTION 7. Loss Reserve Percentage. The definition of "Loss Reserve Percentage" is hereby deleted in its entirety and replaced therewith by:

         "Loss Reserve Percentage" means, on any date, the greater of: (a) 10% or (b) (i) the product of (A) 2 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (B) the sum of (1) the aggregate credit sales made during the three most recent calendar months plus (2) 30% of the aggregate credit sales made during the calendar month that is four months prior to such date divided by
(ii) the Net Receivables Pool Balance as of such date.

         SECTION 8. Volume Discounts. A new definition is hereby added as follows:

         "Volume Discounts" means volume discounts earned by Obligors, which are calculated by the Servicer. Such Volume Discounts are calculated on a monthly basis in accordance with customer agreements. The Servicer's standard procedure to calculate the allowance is: (i)year-to-date sales multiplied by (ii) the contractual volume discount percentage based on an annual sales estimate (or estimated percentage if no contract exists), accrued in accordance with GAAP.




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         SECTION 9. Advertising Allowances. A new definition is hereby added as follows:

         "Advertising Allowances" means advertising allowances earned by Obligors, which are calculated by the Servicer. Such Advertising Allowances are calculated on a monthly basis in accordance with customer agreements. The Servicer's standard procedure to calculate the allowance is: (i)year-to-date sales multiplied by (ii) the contractual allowance percentage based on an annual sales estimate (or estimated percentage if no contract exists), accrued in accordance with GAAP.

         SECTION 10. Net Receivables Pool Balance. The definition of "Net Receivables Pool Balance" is hereby deleted in its entirety and replaced therewith by:

         "Net Receivables Pool Balance" means, at any time: (a) the Outstanding Balance of Eligible Receivables then in the Receivables Pool minus (b) the Excess Concentration and the total liability for Volume Discounts and Advertising Allowances.

         SECTION 11. Special Obligors. Exhibit VI is hereby deleted in its entirety and replaced therewith by:

1.      Home Depot, Inc.                25% (so long as not rated below A/A2; provided, however, that if the rating is A-/A3 or BBB+/Baa1, the limit shall be reduced to 10%; and provided further that if the rating falls to BBB/Baa2 or below, it will cease to be a
                                        Special Obligor).  If the rating is split, the lower of the two ratings applies.  Ratings herein are by S&P and Moody's, respectively.

2.      Lowes Companies, Inc.           15% (so long as not rated below A/A2; provided, however, that if the rating is A-/A3 or BBB+/Baa1, the limit shall be reduced to 10%; and provided further that if the rating falls to BBB/Baa2 or below, it will cease to be a
                                        Special Obligor).  If the rating is split, the lower of the two ratings applies.  Ratings herein are by S&P and Moody's, respectively.

3.      Norandex                        4%


         SECTION 12. Miscellaneous. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated therein.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective, duly authorized officers as of the date and year first-above written.

                           ATRIUM FUNDING CORP., as Seller


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------




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                           ATRIUM COMPANIES, INC.,
                           as Servicer


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------







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                           BMO NESBITT BURNS CORP., as Agent


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------

                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------




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                           FAIRWAY FINANCE CORPORATION, as Purchaser


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------